UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 16, 2007

                            Industrial Minerals, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


       000-30651                                              11-3763974
---------------------------                               -------------------
(Commission File Number)                                   (I.R.S. Employer
                                                           Identification No.)

          2500 One Dundas Street West, Toronto, Ontario, Canada M5G 1Z3
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (416) 979-4621


                  ---------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS: ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

On April 16, 2007, Cam Birge resigned as president and chief executive officer of the registrant. At the time of his resignation, Mr. Birge had no disagreement with the registrant on any matter relating to the registrant's operations, policies or practices. The registrant has provided Mr. Birge with a copy of this current report prior to the filing thereof and informed him that he had the opportunity to provide the registrant with correspondence stating whether he agrees or disagrees with the disclosure contained in this current report which the registrant would also file such correspondence as an exhibit to this current report or an amendment thereto. The written communication received from Mr. Birge is an exhibit to this current report on Form 8-K.

On April 17, 2007, the registrant's board of directors appointed Mr. Dick Van Wyck as president and chief executive officer. There is no arrangement with any other person with respect to Mr. Van Wyck becoming president and chief executive officer of the registrant.

Dick van Wyck has over 20 years of experience practicing business and commercial law, as in-house counsel with the federal Canadian Department of Justice as well as with two large corporations, Laidlaw Inc. and Waste Management, Inc./Canadian Waste Services Inc. Mr. van Wyck has developed expertise in corporate and commercial law, intellectual property matters, mergers and acquisitions, contracting, commercial leases, environmental law and business law in general, as well as litigation management and human resources management. Since 2001 Mr. van Wyck has been working as a sole practitioner providing legal services to various clients in the areas of business, technology and entertainment law.

Mr. van Wyck received an honours Bachelor of Arts (B.A.) degree from the University of Toronto in 1974; a Bachelor of Laws (LL.B.) degree from the University of Ottawa in 1978; and a Master of Laws (LL.M.) degree from the London School of Economics and Political Science (University of London, England) in 1979.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

a)   Financial Statements - None

b)   Exhibits -

     17.5 Resignation Letter of Cam Birge dated April 16, 2007



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         INDUSTRIAL MINERALS, INC.

                         (Registrant)

                         Dated: April 18, 2007

                         /s/ Robert Dinning
                         ------------------
                         Robert Dinning, Chief Financial Officer & Director


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